               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                         FORM 8-K


                    CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):
                    February 5, 1997



                   MEDICAL RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



     Delaware             0-20440             13-3584552
   (State or other       (Commission            (I.R.S.Employer
   jurisdiction)          File Number)         Identification No.)


155 State Street, Hackensack, New Jersey   07601
(Address of principal executive offices)   (Zip Code)


  Registrant's telephone number, including area code (201) 488-6230


                        N/A

(Former name and former address, if changed since last report)

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Item 4.   Changes in Registrant's Certifying Accountant

          On February 5, 1997, Medical Resources, Inc. engaged
Coopers & Lybrand LLP as its independent accounting firm.
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                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MEDICAL RESOURCES, INC.
                                   Registrant


                                   By: /s/ John P. O'Malley, III
                                       -------------------------
                                       Chief Financial Officer


Date:  February 11, 1997




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